As filed with the Securities and Exchange Commission on June 8, 1999
                                                      Registration No. 333-24759

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             --------------------

                        POST-EFFECTIVE AMENDMENT NO. 1
                                  TO FORM S-3
                            REGISTRATION STATEMENT
                                     Under
                          The Securities Act of 1933

                             --------------------

                        TRUE NORTH COMMUNICATIONS INC.
            (Exact name of Registrant as specified in its charter)

                             --------------------

           Delaware                                    36-1088161

(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)
                             101 East Erie Street
                            Chicago, IL 60611-2897
                                (312) 425-6000
  (Address, including zip code and telephone number, including area code, of
                   Registrant's principal executive offices)

                             --------------------

                                 DAVID A. BELL
                     Chairman and Chief Executive Officer
                        True North Communications Inc.
                             101 East Erie Street
                            Chicago, IL 60611-2897
                                (312) 425-6500

                             --------------------

(Name, address, including zip code and telephone number, including area code, of agent for service)

                             --------------------

     SUZANNE S. BETTMAN                                   BRIAN C. ERB
  Assistant General Counsel                     Wilson Sonsini Goodrich & Rosati
True North Communications Inc.                      Professional Corporation
    101 East Erie Street                               650 Page Mill Road
   Chicago, IL 60611-2897                       Palo Alto, California 94304-1050
      (312) 425-6500                                     (650) 493-9300

                             --------------------

Approximate date of commencement of proposed sale to the public: Not applicable.

[_] If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.

[X] If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.

[_] If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

[_] If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. __________

[_] If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.

                             --------------------

================================================================================

                               EXPLANATORY NOTE

     Pursuant to Item 512(a)(3) of Regulation S-K under the Securities Act of 1933, as amended, the Registrant undertook, in its registration statement on Form S-3 (File No. 333-24759) (the "Registration Statement"), to remove from registration by means of a post-effective amendment any of the securities registered on the Registration Statement that remained unsold at the termination of the offering. The offering to which the Registration Statement related has terminated, and an aggregate of 201,095 of the shares of common stock originally registered on the Registration Statement remain unsold. Accordingly, in satisfaction of its undertaking, the Registrant is filing this post-effective Amendment No. 1 to the Registration Statement solely for the purpose of removing such shares from registration.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibit and Financial Statement Schedules

(a)  Exhibits

     23.1  Consent of Arthur Andersen LLP, independent public accountants.

     23.2  Consent of KPMG LLP, independent certified public accountants.

(b)  Financial Statement Schedules

     None.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on this __ day of May, 1999.


                              TRUE NORTH COMMUNICATIONS INC.



                              By: /s/ David A. Bell
                                 ----------------------------
                                    David A. Bell
                                    Chief Executive Officer


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David A. Bell, Donald L. Seeley and Theodore J. Theophilos, and each of them, his or her true and lawful attorney-in-fact with full power of substitution and resubstitution, in any and all capacities, to sign this Registration Statement or amendments (including post-effective amendments) thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated.


     Signature                      Title                              Date
     ---------                      -----                              ----

/s/ David A. Bell
--------------------  Chairman and Chief Executive Officer          June 8, 1999
David A. Bell         (Principal Executive Officer) and Director

/s/ Donald L. Seeley  Vice Chairman, Executive Vice President,
--------------------  Chief Financial Officer (Principal
Donald L. Seeley      Financial Officer) and Director               June 8, 1999

/s/ Kevin J. Smith    Senior Vice President, Chief Accounting
--------------------  Officer (Principal Accounting Officer)
Kevin J. Smith                                                      June 8, 1999

/s/ Ronald W. Bess                     Director             June 8, 1999
---------------------------
Ronald W. Bess


/s/ Joseph A. Califano, Jr.            Director             June 8, 1999
---------------------------
Joseph A. Califano, Jr.


/s/ Donald M. Elliman, Jr.             Director             June 8, 1999
---------------------------
Donald M. Elliman, Jr.


/s/ H. John Greeniaus                  Director             June 8, 1999
---------------------------
H. John Greeniaus


/s/ Leo-Arthur Kelmenson               Director             June 8, 1999
---------------------------
Leo-Arthur Kelmenson


/s/ Michael E. Murphy                  Director             June 8, 1999
---------------------------
Michael E. Murphy


/s/ Charles D. Peebler, Jr.            Director             June 8, 1999
---------------------------
Charles D. Peebler, Jr.


/s/ J. Brendan Ryan                    Director             June 8, 1999
---------------------------
J. Brendan Ryan


/s/ Marilyn R. Seymann                 Director             June 8, 1999
---------------------------
Marilyn R. Seymann


/s/ Stephen T. Vehslage                Director             June 8, 1999
---------------------------
Stephen T. Vehslage